Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II
Series 2001-D
MBNA CREDIT CARD MASTER NOTE TRUST
KEY PERFORMANCE FACTORS
JUNE 30, 2001





MBNA Series Performance

JUNE 2001

Excess Protection Level
6.03%


Portfolio Yield
12.39%

Investor Charge-Offs
7.05%

Base Rate
6.36%

Delinquency




   30 to 59 days

1.73%

60 to 89 days
1.03%

90 + days
0.74%

Total Payment Rate

14.15%



Investor Principal Amount




Class A
$1,000,000,000.
00
Class B
$250,000,000.00
Class C
$250,000,000.00
Total
$1,500,000,000.
00